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CUSIP No. 744375205                                          Page 11 of 11 pages
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                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as of February 13, 2004

                                              /s/ Richard T. Christoph
                                              ----------------------------------
                                              Richard T. Christoph, on behalf of
                                              the Richard T. Christoph IRA

                                              /s/ Richard T. Christoph
                                              ----------------------------------
                                              Richard T. Christoph, Trustee of
                                              the Richard T. Christoph Trust

                                              /s/ Ann B. Christoph
                                              ----------------------------------
                                              Ann B. Christoph, on behalf of
                                              the Ann B. Christoph IRA

                                              /s/ Richard T. Christoph
                                              ----------------------------------
                                              Richard T. Christoph, as Trustee
                                              of the Carla C. McMahon Trust

                                              /s/ Richard T. Christoph
                                              ----------------------------------
                                              Richard T. Christoph, as President
                                              of Christoph Securities, Inc.